Exhibit 10.9

AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT

AMENDMENT NO. 3, dated as of July 20, 2006 (this “Amendment No. 3”), by and among Graphic Packaging Corporation (formerly known as Riverwood Holding, Inc.), a Delaware corporation (the “Company”), the persons listed on Schedule I hereto (each, a “Family Stockholder” and, collectively, the “Family Stockholders”), Clayton, Dubilier & Rice Fund V Limited Partnership (the “CDR Fund”) and EXOR Group S.A. (“Exor”), to the Stockholders Agreement, dated as of March 25, 2003, as amended by Amendment No. 1, dated as of April 29, 2003, and Amendment No. 2, dated as of June 12, 2003 (as so amended, the “Original Agreement”), by and among the Company, the Family Stockholders, the CDR Fund and Exor.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Original Agreement, and all references to Articles and Sections herein are references to Articles and Sections of the Original Agreement.

The parties hereby agree as follows:

1.             Amendment to Section 2.1(d)(i).  Section 2.1(d)(i) is hereby amended to delete the first sentence thereof in its entirety and to substitute in lieu thereof the following:

“Each of the directors other than the Family Designee, the CDR Designee, the Exor Designee and Stephen M. Humphrey or, if Stephen M. Humphrey has ceased to serve as the Chief Executive Officer of the Company, the then serving chief executive officer of the Company (the “Other Directors”) shall be an Independent Director designated for nomination by the Nominating and Corporate Governance Committee of the Board.”

2.             Amendment to Section 2.1(d)(ii).  Section 2.1(d)(ii) is hereby amended to delete the second (final) sentence thereof in its entirety and to substitute in lieu thereof the following:

“In such event, the Board seat formerly occupied by such designee shall become a seat for an additional Other Director to be selected as provided in this Section 2.1(d).  Upon Stephen M. Humphrey’s ceasing to serve as the Chief Executive Officer of the Company, his Board seat shall be made available to each subsequent Chief Executive Officer of the Company elected by the Board, to serve for the duration of his or her service in that capacity.”

3.             Confirmation of Original Agreement.  Except as expressly modified by this Amendment No. 3, all provisions of the Original Agreement remain unmodified and in full force and effect.  This Amendment will be governed by all of the Miscellaneous provisions of Article VI.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 3 by their authorized representatives as of the date first above written.

GRAPHIC PACKAGING CORPORATION

By:	/s/ Stephen M. Humphrey
Name: Stephen M. Humphrey
Title: President and Chief Executive Officer

CLAYTON, DUBILIER & RICE FUND V LIMITED PARTNERSHIP

	By:	CD&R Associates V Limited Partnership, its general partner

		By:	CD&R Investment Associates II, Inc., its managing general partner

			By:	/s/ Kevin J. Conway
Name: Kevin J. Conway
				Title:	Vice President, Secretary and Assistant Treasurer

EXOR GROUP S.A.

By:	/s/ Peter J. Rothenberg
Name: Peter J. Rothenberg
Title: Attorney-in-Fact

JEFFREY H. COORS, as Family Representative of the
Family Stockholders Listed in Schedule I

/s/ Jeffrey H. Coors
Name: Jeffrey H. Coors

Schedule I

Family Stockholders

1.                                       Adolph Coors, Jr. Trust dated September 12, 1969

2.                                       Augusta Coors Collbran Trust dated July 5, 1946

3.                                       Bertha Coors Munroe Trust dated July 5, 1946

4.                                       Grover C. Coors Trust dated August 7, 1952

5.                                       Herman F. Coors Trust dated July 5, 1946

6.                                       Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976

7.                                       Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976

8.                                       Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976

9.                                       Joseph Coors Trust dated December 14, 1988

10.                                 Louise Coors Porter Trust dated July 5, 1946

11.                                 May Kistler Coors Trust dated September 24, 1965

12.                                 Darden K. Coors

13.                                 Jeffrey H. Coors

14.                                 John K. Coors

15.                                 Joseph Coors, Jr.

16.                                 Peter H. Coors

17.                                 William K. Coors

18.                                 Adolph Coors Foundation